UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549
                                    ---------

                                   FORM 8-K/A
               [Amending Form 8-K [Date of Event December 4, 1996]
                           Filed on December 6, 1996]

                Quarterly Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Event     December 4, 1996    Commission File Number     000-28876

                    CHEM INTERNATIONAL, INC. AND SUBSIDIARIES
             (Exact name of registrant as specified in its charter)


                         Delaware                           13-3035216
            (State or other jurisdiction of              (I.R.S. Employer
            incorporation or organization)              Identification No.)


             201 Route 22
              Hillside, New Jersey                             07205
            (Address of principal executive offices)        (Zip code)


Registrant's telephone number, including area code:           (201) 926-0816
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CHEM INTERNATIONAL, INC. AND SUBSIDIARIES
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
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1.    Pursuant to paragraph 3 of Chem International's Form 8-K filed December 6,
      1996, a letter from the predecessor certifying accountant is attached hereto as Exhibit A.


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SIGNATURES
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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CHEM INTERNATIONAL, INC. AND SUBSIDIARIES


Date: December 13, 1996            By:/s/ E. Gerald Kay
                                         E. Gerald Kay,
                                       President and Chief Executive Officer